UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2015

ASN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	47-1210911
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10291 South 1300 East, #118, Sandy, UT 84094	(385) 444-0767
(Address of principal executive offices)	(Registrant’s Telephone Number)

N/A

(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K filed by ASN Technologies, Inc., (the "Company") may contain "forward looking" statements or statements which may imply or suggest certain things about our future. Statements, which express that we "believe," "anticipate," "expect," or "plan to," and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

SECTION 5

CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01

Changes in Control of Registrant.

On October 22, 2015, Laura Magrone, a Florida resident ("Ms. Magrone"), closed a private transaction with Daniel Davis, the Company's sole officer and director ("Mr. Davis"), wherein Ms. Magrone purchased approximately 10,000,000 shares of the Company's Common Stock from Mr. Davis for $10,000 pursuant to the terms of a Stock Purchase Agreement. Prior to the transaction, Ms. Magrone owned zero shares of the Company's Common Stock. After the transaction, Ms. Magrone owns approximately 87% of the issued and outstanding shares of the Company. The Stock Purchase Agreement disclosed herein is filed as an exhibit hereto and is incorporated herein by reference.

As the Company's majority shareholder, Ms. Magrone has confirmed her desire that Mr. Davis continue to serve as the Company's sole officer and director.

There are no arrangements known to the Company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control described herein, the following table sets forth certain information known to us with respect to the beneficial ownership of our shares of Common Stock as of October 22, 2015 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our Common Stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

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Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 11,500,000 shares of Common Stock issued and outstanding.

Title of class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common	Daniel Davis 10291 South 1300 East, #118 Sandy, UT 84094	9	*
	All Officers and Directors as a Group (one person)	9	*

	Other 5% Owners
Common	Laura Magrone 12435 Mossy Oak Dr. Orlando, FL 32832	9,999,991	87%

____________

*less than 1%

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our Common Stock.

Except as superseded or updated by the disclosures set forth in this Current Report, all other information required by Item 5.01(a)(8) of Form 8-K may be found in the Company’s Annual Report on Form 10-K filed September 18, 2015, and in the Company’s Registration Statement on Form S-1/A filed October 14, 2014, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation to Increase in Authorized Shares of Capital Stock

On October 22, 2015, the Company's Board of Directors, and majority shareholder owning approximately 87% of the Company's issued and outstanding shares of Common Stock, approved an increase in the Company's authorized shares of capital stock. On October 23, 2015, the Company filed a Certificate of Amendment to Certificate of Incorporation with the Nevada Secretary of State to increase its authorized capital stock to 260,000,000 shares, including 250,000,000 shares of common stock (the "Common Stock") and 10,000,000 shares of preferred stock (the "Preferred Stock"), each with a par value of $0.001 per share. The shares of Preferred Stock are undesignated at this time. The form of Certificate of Amendment to Certificate of Incorporation filed with the Nevada Secretary of State is filed as an exhibit hereto and is in incorporated herein by reference.

Item 5.07

Submission of Matters to a Vote of Security Holders.

Forward Stock Split of Issued and Outstanding Shares of Common Stock

Also on October 22, 2015, the Company's Board of Directors recommended to its shareholders that a 12 to 1 forward split of all outstanding shares of the Company's Common Stock be effected (the "Forward Split). The majority shareholder owning approximately 87% of the issued and outstanding shares of the Company approved the Forward Split.

The effect of the Forward Split will increase the number of the Company's issued and outstanding shares of Common Stock from 11,500,000 shares to 138,000,000 shares, with no fractional shares necessary to be issued. The Company's shareholders do not need to present certificates for exchange. The Forward Split will be payable to each shareholder through the issuance of stock certificates representing the split differential on the effective date.

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The Record Date for the shareholders entitled to receive differential shares pursuant to the Forward Split is November 3, 2015 and the effective date of the Forward Split will be the date that the Forward Split is approved by the Financial Industry Regulatory Authority, Inc. (the "FINRA"), which is anticipated to be on or around November 9, 2015.

SECTION 8

OTHER EVENTS

Item 8.01

Other Events

Related Party Transaction

As disclosed in Item 5.01 above, Mr. Davis sold approximately 10,000,000 shares of the Company's Common Stock owned by him to Ms. Magrone and Ms. Magrone became the Company's majority shareholder owning approximately 87% of its issued and outstanding shares of Common Stock.

On October 19, 2015, Mr. Davis entered into a private transaction with CC Fund, LLC ("CC Fund"), the holder of a promissory note issued by the Company in the principal amount of $9,000 dated August 27, 2015 (the "Note"). Pursuant to the executed Assignment of Promissory Note, CC Fund unconditionally and irrevocably granted, conveyed and assigned to Mr. Davis all of its right, title and interest in and under the Note in consideration for the payment of $9,000 by Mr. Davis. The Assignment of Promissory Note is filed as an exhibit hereto and is in incorporated herein by reference.

SECTION 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exh. No.	Document
3.1	Form of Certificate of Amendment to Certificate of Incorporation to be filed with the Nevada Secretary of State (to increase authorized capital shares)*
10.1	Stock Purchase Agreement dated October 19, 2015 between Daniel Davis and Laura Magrone*
10.2	Assignment of Promissory Note dated October 19, 2015 between CC Fund, LLC and Daniel Davis*

_______________________

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2015	ASN Technologies, Inc.

	By:	/s/ Daniel Davis
Daniel Davis
Chief Executive Officer

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